Taxation (Effects of Beijing Wangpin's Preferential Tax Rate to Group) (Details) - CNY (¥) ¥ / shares in Units, ¥ in Thousands	12 Months Ended
	Jun. 30, 2016	Jun. 30, 2015	Jun. 30, 2014
TAXATION [Abstract]
Preferential tax treatments impact to net income attributable to ordinary shareholders	¥ 34,494	¥ 32,522	¥ 28,136
Per share effect - basic	¥ 0.32	¥ 0.31	¥ 0.33
Per share effect - diluted	¥ 0.30	¥ 0.29	¥ 0.30